FOR IMMEDIATE RELEASE

Media Contact: Christine Needles Global Corporate Communications Christine.Needles@interface.com +1 404-491-4660	Investor Contact: Bruce Hausmann Chief Financial Officer Bruce.Hausmann@interface.com +1 770-437-6802

Interface Appoints Laurel M. Hurd as Chief Executive Officer

Global Consumer Brands Veteran Selected to Lead Flooring Company in Next Phase of Growth; Daniel T. Hendrix to Continue as Chairman of the Board

ATLANTA – March 7, 2022 – Interface, Inc. (Nasdaq: TILE), a worldwide commercial flooring company and global leader in sustainability, today announced it has appointed Laurel M. Hurd as President and Chief Executive Officer, effective April 18, 2022. She will lead Interface on its next phase of growth, while also delivering on its mission to become a carbon negative enterprise by 2040. Hurd will succeed Daniel T. Hendrix, who has served a second stint in the CEO role since January 2020. Hendrix will continue his 39-year tenure with the company remaining as Chairman of the Board of Directors.

Hurd is a results-driven leader who brings to Interface 30 years of sales management, product development, and brand stewardship experience in both the consumer-packaged goods and the consumer durables sectors. As Segment President of Learning and Development at Newell Brands, Hurd oversaw the company’s largest segment representing more than $3 billion in revenue in 2021, or more than a quarter of Newell’s overall revenue, and approximately $600 million of operating profit. She has a proven track record of driving profitable growth through innovation and global expansion, and has been lauded by her teams and colleagues as a passionate and inspirational leader.

“Laurel has had great success building new market and growth opportunities for some of Newell’s most well-known brands. We’re excited to have her strategic mindset and her passion for design and sustainability coming to Interface to accelerate our growth,” said Hendrix. “In addition to a focus on results, she is a well-respected and highly effective leader known for developing top talent and building high-performing teams, all while driving a customer-centered philosophy that helps to win in the marketplace. We are delighted to have attracted such coveted leadership talent to Interface to propel us forward. I’m confident that with Laurel at the helm, we have the company, our people, our customers, and our brands in the right hands.”

“Interface is a special company. I’m drawn by its powerful purpose and honored to step into the CEO position to build on the company’s foundation as a leader in design, innovation, and sustainability,” said Hurd. “Interface has a strong culture and reputation among business and sustainability leaders, the architect and design community, and with its employees.

I see amazing potential to further extend the company’s impact by continuing to deliver on its sustainability mission and purpose. I’m grateful for the opportunity to build upon Dan’s unwavering dedication and successful stewardship over the past four decades, particularly through the challenging dynamics of the past two years. I intend to take us forward to capitalize on the re-emergence of the commercial interiors market and to continue to take share globally as we successfully diversify across segments and expand our mix of products.”

Hurd continued, “I’m incredibly optimistic about the potential for future growth and market leadership at Interface. I believe the company has the perfect combination of innovation, passion, and unique expertise to deliver on promises to clients globally. I’m proud to join Interface to lead this incredible team on the next phase of our journey.”

Hurd has spent the majority of her career at Newell Brands. In her most recent role as head of the Learning and Development segment, she led double-digit growth of the segment and was responsible for market share expansion for the Writing category in the U.S., Canada, the U.K., and Australia. She oversaw a global supply chain including eight manufacturing plants in seven countries. Hurd also was recently appointed as an independent director of the board of directors of THOR Industries, Inc. (NYSE: THO), where she serves on the audit and compensation committees.

Chris Kennedy, CEO selection committee member and Lead Independent Director of the Interface Board, said: “Laurel is an impressive operational leader, bringing to Interface her experience with global P&L responsibility in brand-oriented consumer spaces and a strong track record of developing and leading diverse, inclusive teams at Newell Brands. I knew the founders of Interface, and I’m convinced Laurel will extend the legacy of sustainability, innovation, great design, a love for customers, and an appreciation of the team that is here, which has been the hallmark of Interface’s leadership.”

About Interface

Interface, Inc. is a global flooring company specializing in carbon neutral carpet tile and resilient flooring, including luxury vinyl tile (LVT) and nora® rubber flooring. We help our customers create high-performance interior spaces that support well-being, productivity, and creativity, as well as the sustainability of the planet. Our mission, Climate Take Back™, invites you to join us as we commit to operating in a way that is restorative to the planet and creates a climate fit for life.

Learn more about Interface at interface.com and blog.interface.com, our nora brand at nora.com, our FLOR® brand at FLOR.com, and our Carbon Neutral Floors™ program at interface.com/carbonneutral.  Learn more about our carbon negative products at interface.com/carbonnegative.

Follow us on Twitter, YouTube, Facebook, Pinterest, LinkedIn, Instagram, and Vimeo.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Except for historical information contained herein, the other matters set forth in this news release are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” "should," "goal," "aim," "objective," “seek,” “project,” “estimate,” “target,” “will” and similar expressions. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including but not limited to the risks under the following subheadings in “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2022: “The COVID-19 pandemic could have a material adverse effect on our ability to operate, our ability to keep employees safe from the pandemic, our results of operations, financial condition, liquidity, capital investments, our near term and long term ability to stay in compliance with debt covenants under our Syndicated Credit Facility and Senior Notes, our ability to refinance our existing indebtedness, and our ability to obtain financing in capital markets”; "Sales of our principal products have been and may continue to be affected by the COVID-19 pandemic, adverse economic cycles, and effects in the new construction market and renovation market"; "Our earnings could be adversely affected by non-cash adjustments to goodwill, when a test of goodwill assets indicates a material impairment of those assets"; "Our substantial international operations are subject to various political, economic and other uncertainties that could adversely affect our business results, including foreign currency fluctuations, restrictive taxation, custom duties, border closings or other government regulations"; "The uncertainty surrounding the ongoing implementation and effect of the U.K.’s exit from the European Union, and related negative developments in the European Union could adversely affect our business, results of operations or financial condition"; "We have a substantial amount of debt, which could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under our debt"; “Servicing our debt requires a significant amount of cash, and we may not have sufficient cash flow from our operations to pay our indebtedness”; “We may incur substantial additional indebtedness, which could further exacerbate the risks associated with our substantial indebtedness"; "We compete with a large number of manufacturers in the highly competitive floorcovering products market, and some of these competitors have greater financial resources than we do. We may face challenges competing on price, making investments in our business, or competing on product design"; "Our success depends significantly upon the efforts, abilities and continued service of our senior management executives, our principal design consultant and other key personnel (including experienced sales and manufacturing personnel), and our loss of any of them could affect us adversely"; "Large increases in the cost of our raw materials, shipping costs, duties or tariffs could adversely affect us if we are unable to pass these cost increases through to our customers"; "Unanticipated termination or interruption of any of our arrangements with our primary third-party suppliers of synthetic fiber or our primary third-party supplier for luxury vinyl tile (“LVT”) or other key raw materials could have a material adverse effect on us"; "The market price of our common stock has been volatile and the value of your investment may decline"; "Changes to our facilities, manufacturing processes, product construction, and product composition could disrupt our operations, increase our manufacturing costs, increase customer complaints, increase warranty claims, negatively affect our reputation, and have a material adverse effect on our financial condition and results of operations"; "Our business operations could suffer significant losses from natural disasters, acts of war, terrorism, catastrophes, fire, adverse weather conditions, pandemics, endemics, or other unexpected events"; "Disruptions to or failures of our information technology systems could adversely affect our business";  and “We face risks associated with litigation and claims".

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements made in this press release and cautions readers not to place undue reliance on any such forward-looking statements.